LIBERTY STRATEGIC EQUITY FUND
                                  (THE "FUND")

                           SUPPLEMENT TO PROSPECTUSES
                               DATED MARCH 1, 2003
                    (REPLACING SUPPLEMENT DATED MAY 15, 2003)

The Board of Trustees of the Fund has approved proposed changes to the Fund's investment goal and principal investment strategies that will enable the Fund to take advantage of recent tax law changes that reduce tax rates on qualified dividend income from U.S. corporations. As approved by the Trustees, the Fund's investment goal will be to seek current income and capital appreciation, and the Fund will pursue its new goal by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. In connection with the change of the Fund's investment goal and strategies, the Trustees also have approved changing the words "Strategic Equity" in the Fund's name to "Dividend Income."

The Fund's investment goal currently is fundamental (i.e., it cannot be changed without shareholder approval), and the changes to the investment goal, principal investment strategies and name will not be implemented until shareholders approve a proposal to make the investment goal non-fundamental. A special meeting of shareholders is scheduled to be held on October 21, 2003, so that shareholders can consider this proposal, which is intended to enhance the Fund's ability to respond to changing market conditions without incurring additional shareholder meeting expenses. Shareholders of record on August 13, 2003, are entitled to vote at the meeting and will be mailed information detailing the proposal in early September.

The section MANAGING THE FUND; PORTFOLIO MANAGERS is revised in its entirety as follows:

SCOTT L. DAVIS, a Vice President of Columbia Management Advisors, Inc., is the co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been with the advisor and its predecessor since 1985. Mr. Davis received an MBA degree from the University of Connecticut.

GREGORY M. MILLER, a Senior Vice President of Columbia Management Advisors, Inc., is the co-manager for the Fund and has co-managed the Fund since April 2003. Mr. Miller has been with the advisor and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.





727-36/018P-0803                                              August 15, 2003